                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

For More Information Contact:          For Immediate Release  - October 17, 2002
Eugene Putnam, Chief Financial Officer
713-507-7292

              Sterling Bancshares Reports 5% Increase in Operating
                               Earnings Per Share

HOUSTON, Texas -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported operating income for the third quarter of 2002 of $9.2 million or $.21 per diluted share, up 5% from the $.20 per diluted share earned in the third quarter of 2001. Operating income for the third quarter of 2002 excluded $1.1 million in before-tax charges related to the previously announced acquisition of ENB Bankshares, Inc. while operating income for the third quarter of 2001 also excluded $1.2 million in before-tax charges related to the acquisition of Lone Star Bancorporation Inc. Including the $1.1 million in before-tax charges relating to the acquisition of ENB Bankshares, Inc. in the third quarter of 2002, reported net income for the quarter ended September 30, 2002 totaled $8.5 million or $.19 per diluted share. For a reconciliation between operating income and reported income, see the table titled Reconciliation of Operating Income on page 14. For the third quarter of 2002, reported return on average assets was 1.09% and return on average common equity was 13.91%.

For the first nine months of 2002, operating income was $26.9 million or $.60 per diluted share, up 7% from the $.56 per diluted share earned in the first nine months of 2001. Operating income in the first nine months of 2002 excluded the $1.1 million in before-tax charges related to the acquisition of ENB Bankshares, Inc. while the operating income in the first nine months of 2001 excluded $2.2 million in before-tax charges related to the acquisitions of CaminoReal Bancshares and Lone Star Bancorporation Inc. Including the $1.1 million in before-tax charges related to the acquisition of ENB Bankshares, Inc., reported net income for the first nine months of 2002 was $26.2 million. For the first nine months of 2002, reported return on average assets was 1.22% and return on average common equity was 15.07%.

During the third quarter of 2002 Sterling Capital Mortgage Company recorded a pre-tax expense of $4.7 million to reflect the impairment of mortgage servicing rights. This non-cash charge negatively impacted third quarter 2002 reported and operating earnings by approximately $.05 per share.

"Core operating results were very good during the third quarter," commented J. Downey Bridgwater, President and Chief Executive Officer. "We continued to see good loan growth, excellent core deposit generation and stable credit quality. While the extraordinary levels of

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

Sterling Bancshares, Inc., News Release
October 17, 2002
Page 2

mortgage refinancings caused a decline in the value of our mortgage servicing portfolio, our fundamental business trends and the quality of our earnings were very solid."

During the third quarter of 2002, Sterling announced the signing of a definitive agreement to sell three offices in South Texas. Net income from these discontinued operations for the third quarter of 2002 and the first nine months of 2002 included $.3 million and $.9 million respectively. All data presented in the text portion of this press release includes results of the discontinued operations. Results excluding discontinued operations are presented in the financial tables accompanying this press release.

Tax equivalent net interest income was $38.8 million in the third quarter of 2002, up 19% from the third quarter of 2001. For the first nine months of 2002, tax equivalent net interest income was $107.9 million, up 17% from the first nine months of 2001. The tax equivalent net interest margin for the third quarter of 2002 was 5.63%. Average loans held for investment for the third quarter of 2002 were $1.9 billion, up 19% from the third quarter of last year. Average deposits for the quarter ended September 30, 2002 were $2.4 billion, a 14% increase from the same period a year ago.

Noninterest income was $27.7 million in the third quarter of 2002, up 95% from the third quarter of last year. For the first nine months of 2002, noninterest income was $66.8 million, up 44% from the first nine months of 2001. Noninterest income represented 42% of total revenue in the third quarter of 2002. Noninterest expense for the third quarter of 2002, excluding the one-time merger related charge was $48.9 million, up from the $29.9 million in the third quarter of 2001. For the first nine months of 2002, noninterest expenses, excluding the one-time merger charge were $124.3 million, up from the $92.3 million reported in the first nine months of 2001.

Net charge-offs in the third quarter of 2002 were $2.2 million or .38% of average loans, compared to $2.0 million or .45% of average loans in the third quarter of last year. For the first nine months of 2002, net charge-offs were $6.6 million or .42% of average loans, compared to $5.9 million or .48% of average loans for the first nine months of 2001. The provision for loan losses was $3.4 million for the third quarter of 2002 and $9.2 million for the first nine months of 2002, up from $3.1 million and $8.6 million respectively in 2001. The allowance for loan losses at September 30, 2002 was $26.1 million and represented 1.39% of loans held for investment, up from 1.37% a year ago.

Nonperforming assets were $20.0 million at September 30, 2002 or .75% of loans and foreclosed properties. Nonperforming assets at September 30, 2002 comprised ..57% of total assets, compared to .59% at June 30, 2002 and .54% a year ago.

At September 30, 2002, Sterling had total assets of $3.5 billion and total deposits of $2.6 billion. Equity capital of $241.0 million represented 6.98% of total assets. Book value per share was $5.47.

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

Sterling Bancshares, Inc., News Release
October 17, 2002
Page 3

In conjunction with Sterling's third quarter earnings release, Downey Bridgwater, President and Chief Executive Officer and Eugene Putnam, Chief Financial Officer invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, October 17, 2002 at 10:00AM EDT. To participate, please visit Sterling's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 39 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. Sterling also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

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

Sterling Bancshares, Inc.
FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)
Page 4

------------------------------------------------------------------------------------------------------------------------------------
                                                       Three Months Ended            %           Nine Months Ended           %
                                                        2002         2001         Change         2002         2001        Change
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS & DIVIDENDS
Period Ended September 30

Net income                                          $    8,518    $    7,873       8.2 %     $   26,199    $   22,402      16.9 %
Net income from continuing operations               $    8,229    $    7,570       8.7 %     $   25,302    $   21,862      15.7

Earnings per share
      Diluted                                       $     0.19    $     0.18       5.6       $     0.59    $     0.52      13.5
      Basic                                         $     0.19    $     0.19         -       $     0.60    $     0.53      13.2
      Diluted cash                                  $     0.19    $     0.19         -       $     0.59    $     0.54       9.3

Earnings per share per continuing operations
      Diluted                                       $     0.18    $     0.18         -       $     0.57    $     0.51      11.8
      Basic                                         $     0.19    $     0.18       5.6       $     0.58    $     0.52      11.5
      Diluted cash                                  $     0.19    $     0.18       5.6       $     0.57    $     0.53       7.5

Average shares outstanding
      Diluted                                           44,872        43,224       3.8           44,779        42,942       4.3
      Basic                                             43,917        42,263       3.9           43,849        42,052       4.3

Dividends paid per common share                     $    0.040    $   0.0367       9.1       $    0.120    $   0.1100       9.1
End of period common shares outstanding                 43,931        42,318       3.8
End of period book value per share                  $     5.47    $     4.53      20.8

SELECTED RATIOS
Net interest margin                                       5.63%         5.78%      (15)bps         5.69%         5.82%      (13)bps
Annualized return on average assets                       1.09%         1.23%      (14)            1.22%         1.26%       (4)
Annualized return on average equity                      13.91%        16.44%     (253)           15.07%        16.77%     (170)
Annualized return on average tangible
   common equity (a)                                     18.40%        19.18%      (78)           20.08%        18.94%      114
Tier 1 capital ratio                                      8.69%        10.22%     (153)
Total capital ratio                                      10.53%        11.21%      (68)
Tier 1 leverage ratio                                     8.29%         8.80%      (51)
Tangible common ratio                                     5.22%         6.57%     (135)

CONDENSED BALANCE SHEET
Average Balances
Loans available for sale                               439,636       177,610     147.5 %        327,141       167,909      94.8 %
Loans held for investment                            1,850,024     1,558,697      18.7        1,750,926     1,491,510      17.4
                                                    ----------    ----------                  ---------     ---------
Total loans                                          2,289,660     1,736,307      31.9        2,078,067     1,659,419      25.2
Securities                                             313,393       361,273     (13.3)         321,663       349,504      (8.0)
Trading assets                                         112,743        62,346      80.8          106,239        34,098     211.6
Other earning assets                                    18,037        88,185     (79.5)          31,195        74,101     (57.9)
Allowance for loan losses                              (25,117)      (20,977)     19.7          (24,386)      (19,577)     24.6
Goodwill                                                56,730        26,707     112.4           55,603        20,036     177.5
Other assets                                           331,282       284,634      16.4          309,615       264,540      17.0
                                                    ----------    ----------                  ---------     ---------
Total assets                                         3,096,728     2,538,475      22.0        2,877,996     2,382,121      20.8
                                                    ==========    ==========                  =========     =========

Noninterest earning deposits                           862,041       706,271      22.1          808,196       647,388      24.8
Interest earning deposits                            1,505,411     1,374,870       9.5        1,474,731     1,307,626      12.8
                                                    ----------    ----------                  ---------     ---------
Total deposits                                       2,367,452     2,081,141      13.8        2,282,927     1,955,014      16.8
Other borrowings                                       358,135       183,164      95.5          244,191       173,857      40.5
Notes Payable                                           20,716         1,600   1,194.8           20,824         1,600   1,201.5
Other liabilities                                       41,523        25,118      65.3           37,199        21,726      71.2
                                                    ----------    ----------                  ---------     ---------
Total liabilities                                    2,787,826     2,291,023      21.7        2,585,141     2,152,197      20.1
Trust preferred securities                              65,938        57,500      14.7           60,343        51,287      17.7
Realized shareholders' equity                          238,496       186,839      27.6          228,321       175,998      29.7
Accumulated other comprehensive income                   4,468         3,113      43.5            4,191         2,639      58.8
                                                    ----------    ----------                  ---------     ---------
Total liabilities and shareholders' equity           3,096,728     2,538,475      22.0        2,877,996     2,382,121      20.8
                                                    ==========    ==========                  =========     =========

(a) The annualized return on average tangible equity is net income divided by average common equity excluding goodwill and core deposit intangibles.

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


Sterling Bancshares, Inc.
FINANCIAL HIGHLIGHTS
(Dollars in thousands except per share data)
Page 5

-------------------------------------------------------------------------------------------------------
                                                                As of September 30,            %
                                                                2002          2001           Change
-------------------------------------------------------------------------------------------------------
End of Period
-------------
Loans available for sale                                       727,227        177,868        308.9%
Loans held for investment                                    1,881,603      1,546,606         21.7
                                                           -----------    -----------
Total loans                                                  2,608,830      1,724,474         51.3
Securities                                                     307,622        351,212        (12.4)
Trading assets                                                 130,688         61,547        112.3
Other earning assets                                             3,167         96,858        (96.7)
Allowance for loan losses                                      (26,128)       (21,431)        21.9
Goodwill                                                        59,668         24,963        139.0
Assets related to discontinued operations                       41,508         37,137         11.8
Other assets                                                   329,890        265,793         24.1
                                                           -----------    -----------
Total assets                                                 3,455,245      2,540,553         36.0
                                                           ===========    ===========

Noninterest earning deposits                                   965,153        747,821         29.1
Interest earning deposits                                    1,628,681      1,368,358         19.0
                                                           -----------    -----------
Total deposits                                               2,593,834      2,116,179         22.6
Other borrowings                                               408,098        112,568        262.5
Notes payable                                                   21,471          1,600      1,241.9
Liabilities related to discontinued operations                  37,067         32,859         12.8
Other liabilities                                               40,101         24,496         63.7
                                                           -----------    -----------
Total liabilities                                            3,100,571      2,287,702         35.5
Trust preferred securities                                     108,750         57,500         89.1
Minority interest                                                4,894          3,434         42.5
Realized shareholders' equity                                  236,477        187,405         26.2
Accumulated other comprehensive income                           4,553          4,512          0.9
                                                           -----------    -----------
Total liabilities and shareholders' equity                   3,455,245      2,540,553         36.0
                                                           ===========    ===========

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

Sterling Bancshares, Inc.
SELECTED FINANCIAL HIGHLIGHTS
(Dollars in thousands)
Page 6

---------------------------------------------------------------------------------------------------------------------------------
                                                              3rd QTR       2nd QTR        1st QTR       4th QTR        3rd QTR
                                                               2002           2002          2002           2001           2001
---------------------------------------------------------------------------------------------------------------------------------
CREDIT DATA
Allowance for loans - beginning                                  24,217        23,798         22,927        21,431         20,293
Allowance from acquisitions                                         656             -              -           863              -
Provision for loan losses                                         3,439         3,088          2,623         3,092          3,120
Net charge-offs                                                  (2,184)       (2,669)        (1,752)       (2,459)        (1,982)
                                                           ------------   -----------   ------------   -----------   ------------
Allowance for loan losses - ending                               26,128        24,217         23,798        22,927         21,431
                                                           ============   ===========   ============   ===========   ============

Nonaccrual loans                                                 15,120        14,936         12,551        14,179         11,585
Restructured loans                                                    -             -             15            16              -
Other real estate                                                 4,421         2,368          1,677         1,837          1,887
Other repossessed assets                                             44            88             76           127            205
                                                           ------------   -----------   ------------   -----------   ------------
Total nonperforming assets                                       19,585        17,392         14,319        16,159         13,677
                                                           ============   ===========   ============   ===========   ============

Accruing loans past due 90 days or more                           2,909         1,062          1,888         1,360          1,867

Nonperfoming assets to loans, ORE and ORA                          0.75%         0.79%          0.72%         0.84%          0.78%
Nonperforming loans to total loans                                 0.58%         0.68%          0.63%         0.74%          0.66%
Allowance to period-end loans                                      1.00%         1.10%          1.19%         1.19%          1.23%
Allowance to loans held for investment                             1.39%         1.38%          1.40%         1.38%          1.37%
Allowance to nonperforming assets                                133.41%       139.24%        166.20%       142.02%        156.69%
Net charge-offs to average loans (annualized)                      0.38%         0.53%          0.37%         0.54%          0.45%
Provision for loan losses to average loans (annualized)            0.60%         0.61%          0.56%         0.68%          0.71%

SELECTED AVERAGE BALANCES
Loans available for sale                                        439,636       311,533        231,392       213,988        177,610
Loans held for investment                                     1,850,024     1,726,479      1,670,994     1,582,103      1,558,697
Total loans                                                   2,289,660     2,038,012      1,902,386     1,796,091      1,736,307
Securities                                                      313,393       319,107        332,701       346,142        361,273
Trading assets                                                  112,743       100,851        103,262        94,616         62,346
Other earning assets                                             18,037        29,497         46,288        79,549         88,185
Goodwill                                                         56,730        55,245         54,812        36,006         26,707
Earning assets                                                2,733,833     2,487,467      2,384,637     2,316,398      2,248,111
Total assets                                                  3,096,728     2,821,120      2,712,036     2,634,682      2,538,475
Noninterest earning deposits                                    862,041       804,519        756,798       769,357        706,271
Interest earning deposits                                     1,505,411     1,461,387      1,456,861     1,402,956      1,374,870
Total deposits                                                2,367,452     2,265,906      2,213,659     2,172,313      2,081,141
Other borrowings                                                358,135       210,922        161,353       178,857        183,164
Notes payable                                                    20,716        20,879         20,879         7,887          1,600
Trust preferred securities                                       65,938        57,500         57,500        57,500         57,500
Shareholders' equity                                            242,964       230,998        223,472       197,959        189,952

FUNDINGS AT MORTGAGE COMPANY
Original production                                             756,252       705,706        474,572       473,155        492,523
Refinanced                                                      481,673       146,252        201,934       358,350        122,649
                                                           ------------   -----------   ------------   -----------   ------------
Total                                                         1,237,925       851,958        676,506       831,505        615,172
                                                           ============   ===========   ============   ===========   ============

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

Sterling Bancshares, Inc.
CONSOLIDATED BALANCE SHEET
(Dollars in thousands)
Page 7

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Period end as of             Increase/(Decrease)
                                                                          -----------------------------   --------------------------
                                                                           9/30/2002       9/30/2001         Amount         %
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents                                                  $   117,073     $   106,239       $  10,834        10.2 %
Interest-bearing deposits in financial institutions                              1,669           1,329             340        25.6
Securities purchased with an agreement to resell                                 1,890          82,577         (80,687)      (97.7)
Trading assets                                                                 130,688          61,547          69,141       112.3
Available-for-sale securities, at fair value                                   243,222         270,708         (27,486)      (10.2)
Held-to-maturity securities, at amortized cost                                  64,400          80,504         (16,104)      (20.0)
Loans held for sale                                                            727,227         177,868         549,359       308.9

Loans held for investment:
    Commercial and industrial                                                  559,577         487,569          72,008        14.8
    Real estate:
      Commercial                                                               612,958         487,204         125,754        25.8
      Mortgage                                                                 194,064         169,745          24,319        14.3
      Construction and development                                             361,843         261,025         100,818        38.6
    Consumer/other                                                             153,172         141,150          12,022         8.5
    Unearned premium (discount)                                                    (11)            (87)             76       (87.4)
                                                                          -------------  --------------   -------------
      Loans held for investment                                              1,881,603       1,546,606         334,997        21.7
Allowance for credit losses                                                    (26,128)        (21,431)         (4,697)       21.9
                                                                          -------------  --------------   -------------
    Loans, net                                                               1,855,475       1,525,175         330,300        21.7
Accrued interest receivable                                                     14,160          12,222           1,938        15.9
Real estate acquired by foreclosure                                              4,421           1,887           2,534       134.3
Premises and equipment, net                                                     56,665          54,453           2,212         4.1
Goodwill, net                                                                   59,668          24,963          34,705       139.0
Core deposit intangible                                                          2,225               -           2,225           -
Mortgage servicing rights                                                       19,384          13,459           5,925        44.0
Other assets                                                                   115,570          90,485          25,085        27.7
Assets related to discontinued operations                                       41,508          37,137           4,371        11.8
                                                                          -------------  --------------   -------------
TOTAL ASSETS                                                               $ 3,455,245     $ 2,540,553       $ 914,692        36.0
                                                                          =============  ==============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
    Noninterest-bearing                                                    $   965,153     $   747,821       $ 217,332        29.1
    Interest-bearing                                                           874,734         829,452          45,282         5.5
Certificates of deposit and other time deposits:
    Jumbo                                                                      498,617         289,410         209,207        72.3
    Nonjumbo                                                                   255,330         249,496           5,834         2.3
                                                                          -------------  --------------   -------------
    Total deposits                                                           2,593,834       2,116,179         477,655        22.6
Securities sold under agreements to repurchase and other borrowed funds        408,098         112,568         295,530       262.5
Note payable                                                                    21,471           1,600          19,871     1,241.9
Accrued interest payable and other liabilities                                  40,101          24,496          15,605        63.7
Liabilities related to discontinued operations                                  37,067          32,859           4,208        12.8
                                                                          -------------  --------------   -------------
    Total liabilities                                                        3,100,571       2,287,702         812,869        35.5

COMPANY-OBLIGATED MANDATORILY REDEEMABLE
    TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                             108,750          57,500          51,250        89.1

MINORITY INTEREST IN STERLING CAPITAL MORTGAGE COMPANY                           4,894           3,434           1,460        42.5

Shareholders' equity:
    Convertible preferred stock, $1 par value, 1 million shares authorized          59              39              20        51.3
    Common stock, $1 par value, 100 million shares authorized                   43,931          42,318           1,613         3.8
    Capital surplus                                                             44,414          24,348          20,066        82.4
    Retained earnings                                                          148,073         120,700          27,373        22.7
    Accumulated other comprehensive income--net unrealized gain on
      available-for-sale securities, net of tax                                  4,553           4,512              41         0.9
                                                                          -------------  --------------   -------------
      Total shareholders' equity                                               241,030         191,917          49,113        25.6
                                                                          -------------  --------------   -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                 $ 3,455,245     $ 2,540,553       $ 914,692        36.0
                                                                          =============  ==============   =============

                                     -more-

Sterling Bancshares, Inc.
CONSOLIDATED INCOME STATEMENT
(Dollars in thousands)
Page 8

---------------------------------------------------------------------------------------------------------------
                                                         Quarter ended September 30,    Increase/(Decrease)
                                                             2002            2001        Amount      %
---------------------------------------------------------------------------------------------------------------
Interest income:
 Loans, including fees                                    $ 40,606        $ 36,968     $  3,638        9.8 %
 Securities:
  Taxable                                                    3,230           4,196         (966)     (23.0)
  Tax-exempt                                                   697             814         (117)     (14.4)
 Federal funds sold and securities purchased under
  agreements to resell                                          76           1,164       (1,088)     (93.5)
 Trading assets                                              1,229           1,120          109        9.7
 Deposits in financial institutions                             27              22            5       22.7
                                                          ------------------------     --------
    Total interest income                                   45,865          44,284        1,581        3.6

Interest expense:
 Demand and savings deposits                                 1,999           4,407       (2,408)     (54.6)
 Certificates and other time deposits                        4,035           6,165       (2,130)     (34.5)
 Other borrowed funds                                        1,651           1,794         (143)      (8.0)
 Note payable                                                  202              20          182      910.0
                                                          ------------------------     --------
    Total interest expense                                   7,887          12,386       (4,499)     (36.3)
                                                          ------------------------     --------
    Net interest income                                     37,978          31,898        6,080       19.1

     Provision for credit losses                             3,439           3,120          319       10.2
                                                          ------------------------     --------
    Net interest income after
     Provision for credit Losses                            34,539          28,778        5,761       20.0

Noninterest income:
 Customer service fees                                       3,893           3,753          140        3.7
 Gain on sale of mortgage loans                              9,320           6,489        2,831       43.6
 Mortgage origination income                                 8,802             526        8,276    1,573.4
 Other                                                       5,365           3,089        2,276       73.7
                                                          ------------------------     --------
    Total noninterest income                                27,380          13,857       13,523       97.6

Noninterest expense:
 Salaries and employee benefits                             24,393          15,020        9,373       62.4
 Occupancy expense                                           6,207           4,499        1,708       38.0
 Net loss and carrying costs of real estate
  acquired by foreclosure                                      229              35          194      554.3
 Mortgage servicing rights amortization and impairment       6,141             258        5,883    2,280.2
 Technology                                                  1,580           1,291          289       22.4
 Postage and delivery charges                                  893             684          209       30.6
 Supplies                                                      746             566          180       31.8
 Professional fees                                           1,398             737          661       89.7
 Minority interest expense:
   Company-obligated mandatorily redeemable trust
    preferred securities of subsidiary trusts                1,462           1,329          133       10.0
   Sterling Capital Mortgage Company                            81             617         (536)     (86.9)
 Conversion costs related to acquisitions                      973           1,194         (221)     (18.5)
 Other                                                       5,424           4,553          871       19.1
                                                          ------------------------     --------
    Total noninterest expense                               49,527          30,783       18,744       60.9

    Income from continuing operations before
     income taxes                                           12,392          11,852          540        4.6
     Provision for income taxes                              4,163           4,282         (119)      (2.8)
                                                          ------------ -----------     --------
    Income from continuing operations                        8,229           7,570          659        8.7

    Income from discontinued operations
     before income taxes                                       433             437           (4)      (0.9)
     Provision for income taxes                                144             134           10        7.5
                                                          ------------ -----------     --------
    Income from discontinued operations                        289             303          (14)      (4.6)

                                                          ------------ -----------     --------
    Net Income                                            $  8,518        $  7,873     $    645        8.2
                                                          ============ ===========     ========
Earnings per share:
 Basic                                                    $   0.19        $   0.19     $      -          -
                                                          ============ ===========     ========
 Diluted                                                  $   0.19        $   0.18     $   0.01        5.6
                                                          ============ ===========     ========
 Diluted cash                                             $   0.19        $   0.19     $      -          -
                                                          ============ ===========     ========

Earnings per share from continuing operations:
 Basic                                                    $   0.19        $   0.18     $   0.01        5.6
                                                          ============ ===========     ========
 Diluted                                                  $   0.18        $   0.18     $      -          -
                                                          ============ ===========     ========
 Diluted cash                                             $   0.19        $   0.18     $   0.01        5.6
                                                          ============ ===========     ========
Weighted average basic shares                               43,917          42,263        1,654        3.9
Weighted average diluted shares                             44,872          43,224        1,648        3.8

-------------------------------------------------------------------------------------------------------------------
                                                     Nine months ended September 30,      Increase/(Decrease)
                                                            2002            2001        Amount         %
-------------------------------------------------------------------------------------------------------------------
Interest income:
 Loans, including fees                                    $111,825       $ 110,209     $  1,616        1.5  %
 Securities:
  Taxable                                                   10,594          12,924       (2,330)     (18.0)
  Tax-exempt                                                 2,217           2,504         (287)     (11.5)
 Federal funds sold and securities purchased under
  agreements to resell                                         415           2,934       (2,519)     (85.9)
 Trading assets                                              3,222           1,917        1,305       68.1
 Deposits in financial institutions                             86              57           29       50.9
                                                          ------------------------     --------
    Total interest income                                  128,359         130,545       (2,186)      (1.7)

Interest expense:
 Demand and savings deposits                                 6,601          13,904       (7,303)     (52.5)
 Certificates and other time deposits                       12,457          20,512       (8,055)     (39.3)
 Other borrowed funds                                        3,372           5,830       (2,458)     (42.2)
 Note payable                                                  602              86          516      600.0
                                                          ------------------------     --------
    Total interest expense                                  23,032          40,332      (17,300)     (42.9)
                                                          ------------------------     --------
    Net interest income                                    105,327          90,213       15,114       16.8

     Provision for credit losses                             9,150           8,592          558        6.5
                                                          ------------------------     --------
    Net interest income after
     Provision for credit Losses                            96,177          81,621       14,556       17.8

Noninterest income:
 Customer service fees                                      11,662          10,153        1,509       14.9
 Gain on sale of mortgage loans                             20,990          17,964        3,026       16.8
 Mortgage origination income                                17,808           6,624       11,184      168.8
 Other                                                      15,525          11,024        4,501       40.8
                                                          ------------------------     --------
    Total noninterest income                                65,985          45,765       20,220       44.2

Noninterest expense:
 Salaries and employee benefits                             66,319          51,299       15,020       29.3
 Occupancy expense                                          17,094          12,891        4,203       32.6
 Net loss and carrying costs of real estate
  acquired by foreclosure                                      300             132          168      127.3
 Mortgage servicing rights amortization and impairment       7,983             445        7,538    1,693.9
 Technology                                                  4,119           3,959          160        4.0
 Postage and delivery charges                                2,392           1,848          544       29.4
 Supplies                                                    1,959           1,459          500       34.3
 Professional fees                                           3,427           2,060        1,367       66.4
 Minority interest expense:
   Company-obligated mandatorily redeemable trust
    preferred securities of subsidiary trusts                4,117           3,390          727       21.4
   Sterling Capital Mortgage Company                           662           1,475         (813)     (55.1)
 Conversion costs related to acquisitions                      973           2,224       (1,251)     (56.3)
 Other                                                      14,995          12,739        2,256       17.7
                                                          ------------------------     --------
    Total noninterest expense                              124,340          93,921       30,419       32.4

    Income from continuing operations before
     income taxes                                           37,822          33,465        4,357       13.0
     Provision for income taxes                             12,520          11,603          917        7.9
                                                          ------------ -----------     --------
    Income from continuing operations                       25,302          21,862        3,440       15.7

    Income from discontinued operations
     before income taxes                                     1,345             778          567       72.9
     Provision for income taxes                                448             238          210       88.2
                                                          ------------ -----------     --------
    Income from discontinued operations                        897             540          357       66.1
                                                          ------------------------     --------
    Net Income                                            $ 26,199       $  22,402     $  3,797       16.9
                                                          ========================     ========
Earnings per share:
 Basic                                                    $   0.60       $    0.53     $   0.07       13.2
                                                          ============ ===========     ========
 Diluted                                                  $   0.59       $    0.52     $   0.07       13.5
                                                          ============ ===========     ========
 Diluted cash                                             $   0.59       $    0.54     $   0.05        9.3
                                                          ============ ===========     ========

Earnings per share from continuing operations:
 Basic                                                    $   0.58       $    0.52     $   0.06       11.5
                                                          ============ ===========     ========
 Diluted                                                  $   0.57       $    0.51     $   0.06       11.8
                                                          ============ ===========     ========
 Diluted cash                                             $   0.57       $    0.53     $   0.04        7.5
                                                          ============ ===========     ========
Weighted average basic shares                               43,849          42,052        1,797        4.3
Weighted average diluted shares                             44,779          42,942        1,837        4.3

                                     -more-

Sterling Bancshares, Inc.
CONSOLIDATED INCOME STATEMENT
(Dollars in thousands)
Page 9

------------------------------------------------------------------------------------------------------------------------------
                                                             3rd QTR       2nd QTR       1st QTR       4th QTR       3rd QTR
                                                               2002          2002          2002          2001          2001
------------------------------------------------------------------------------------------------------------------------------
Interest income:
    Loans, including fees                                  $   40,606    $   36,770    $   34,450    $   34,711    $   36,968
    Securities:
      Taxable                                                   3,230         3,613         3,751         3,691         4,196
      Tax-exempt                                                  697           739           781           800           814
    Federal funds sold and securities purchased
      under agreements to resell                                   76           124           215           644         1,164
    Trading assets                                              1,229           943         1,050           870         1,120
    Deposits in financial institutions                             27            30            29            22            22
                                                           ----------    ----------    ----------    ----------    ----------
        Total interest income                                  45,865        42,219        40,276        40,738        44,284

Interest expense:
    Demand and savings deposits                                 1,999         2,280         2,323         2,794         4,407
    Certificates and other time deposits                        4,035         3,975         4,447         5,304         6,165
    Other borrowed funds                                        1,651           995           726         1,031         1,794
    Note payable                                                  202           197           203            49            20
                                                           ----------    ----------    ----------    ----------    ----------
        Total interest expense                                  7,887         7,447         7,699         9,178        12,386
                                                           ----------    ----------    ----------    ----------    ----------
        Net interest income                                    37,978        34,772        32,577        31,560        31,898

           Provision for credit losses                          3,439         3,088         2,623         3,092         3,120
                                                           ----------    ----------    ----------    ----------    ----------
        Net interest income after
          Provision for credit Losses                          34,539        31,684        29,954        28,468        28,778

Noninterest income:
    Customer service fees                                       3,893         3,923         3,846         3,871         3,753
    Gain on sale of mortgage loans                              9,320         7,541         4,129         6,242         6,489
    Mortgage origination income                                 8,802         5,613         3,393         3,768           526
    Other                                                       5,365         5,639         4,521         5,612         3,089
                                                           ----------    ----------    ----------    ----------    ----------
        Total noninterest income                               27,380        22,716        15,889        19,493        13,857

Noninterest expense:
    Salaries and employee benefits                             24,393        23,047        18,879        17,223        15,020
    Occupancy expense                                           6,207         5,747         5,141         5,247         4,499
    Net loss and carrying costs of real estate
      acquired by foreclosure                                     229             5            66            44            35
    Mortgage servicing rights amortization and
      impairment                                                6,141         1,042           800         1,320           258
    Technology                                                  1,580         1,333         1,206         1,368         1,291
    Postage and delivery charges                                  893           782           716           702           684
    Supplies                                                      746           682           531           535           566
    Professional fees                                           1,398         1,326           702         1,138           737
    Minority interest expense:
      Company-obligated mandatorily redeemable
        trust preferred securities of subsidiary
          trusts                                                1,462         1,325         1,330         1,326         1,329
      Sterling Capital Mortgage Company                            81           366           215           798           617
    Conversion costs related to acquisitions                      973             -             -           957         1,194
    Other                                                       5,424         5,105         4,468         5,201         4,553
                                                           ----------    ----------    ----------    ----------    ----------
        Total noninterest expense                              49,527        40,760        34,054        35,859        30,783

        Income from continuing operations
           before income taxes                                 12,392        13,640        11,789        12,102        11,852
           Provision for income taxes                           4,163         4,556         3,801         4,426         4,282
                                                           ----------    ----------    ----------    ----------    ----------
        Income from continuing operations                       8,229         9,084         7,988         7,676         7,570

        Income from discontinued operations
           before income taxes                                    433           448           465           466           437
           Provision for income taxes                             144           149           155           143           134
                                                           ----------    ----------    ----------    ----------    ----------
        Income from discontinued operations                       289           299           310           323           303

                                                           ----------    ----------    ----------    ----------    ----------
        Net Income                                         $    8,518    $    9,383    $    8,298    $    7,999    $    7,873
                                                           ==========    ==========    ==========    ==========    ==========

Earnings per share:
    Basic                                                  $     0.19    $     0.21    $     0.19    $     0.19    $     0.19
                                                           ==========    ==========    ==========    ==========    ==========
    Diluted                                                $     0.19    $     0.21    $     0.19    $     0.18    $     0.18
                                                           ==========    ==========    ==========    ==========    ==========
    Diluted cash                                           $     0.19    $     0.21    $     0.19    $     0.19    $     0.19
                                                           ==========    ==========    ==========    ==========    ==========

Earnings per share from continuing operations:
    Basic                                                  $     0.19    $     0.21    $     0.18    $     0.18    $     0.18
                                                           ==========    ==========    ==========    ==========    ==========
    Diluted                                                $     0.18    $     0.20    $     0.18    $     0.18    $     0.18
                                                           ==========    ==========    ==========    ==========    ==========
    Diluted cash                                           $     0.19    $     0.20    $     0.18    $     0.19    $     0.18
                                                           ==========    ==========    ==========    ==========    ==========
Weighted average basic shares                                  43,917        43,849        43,779        42,558        42,263
Weighted average diluted shares                                44,872        44,797        44,658        43,346        43,224

                                     -more-

Sterling Bancshares, Inc.

(Dollars in thousands)
Page 10

                                                                              Nine months ended
                                           ----------------------------------------------------------------------------------------
                                                       September 30, 2002                           September 30, 2001
                                           -------------------------------------------  -------------------------------------------
YIELD ANALYSIS                                Average                                      Average
                                              Balance       Interest         Yield         Balance       Interest         Yield
                                           -------------  -------------  -------------  -------------  -------------  -------------
Interest Earning Assets:
Interest bearing deposits in financial
institutions                               $       2,082  $          86           5.52%         1,176  $          57           6.48%
Federal funds sold                                25,385            320           1.69%        25,841            854           4.42%
Securities purchased under agreements
to resell                                          3,728             95           3.41%        47,084          2,080           5.91%
Trading Assets                                   106,239          3,222           4.05%        34,098          1,917           7.52%
Investment securities (taxable)                  253,507         11,299           5.96%       272,585         13,202           6.48%
Investment securities (tax-exempt)                68,156          2,217           4.35%        76,919          2,504           4.35%
Loans held for sale (taxable)                    327,141         17,669           7.22%       167,909          9,579           7.63%
Loans held for investment (taxable)            1,745,878         94,963           7.27%     1,487,494        101,294           9.10%
Loans held for investment (tax-exempt)             5,048            231           6.12%         4,016            213           7.09%
                                           ----------------------------  -------------  -------------  -------------  -------------
 Total Interest Earning Assets                 2,537,164        130,102           6.86%     2,117,122        131,700           8.32%

Noninterest Earning Assets:
Cash and due from banks                           95,391                                       86,814
Premises and equipment, net                       55,054                                       53,070
Other assets                                     214,773                                      144,692
Allowance for credit losses                      (24,386)                                     (19,577)
                                           -------------                                -------------
 Total Noninterest Earning Assets                340,832                                      264,999
                                           -------------                                -------------

 Total Assets                              $   2,877,996                                    2,382,121
                                           =============                                =============

Interest Bearing Liabilities:
Demand and savings deposits                $     881,276  $       6,766           1.03%       761,749         14,068           2.47%
Certificates and other time deposits             593,455         12,632           2.85%       545,877         20,751           5.08%
Other borrowings                                 244,191          3,372           1.85%       173,857          5,830           4.48%
Note payable                                      20,824            602           3.87%         1,600             86           7.19%
                                           -------------  -------------  -------------  -------------  -------------  -------------
 Total Interest Bearing Liabilities            1,739,746         23,372           1.80%     1,483,083         40,735           3.67%

Noninterest Bearing Liabilities:
  Demand deposits                                808,196                                      647,388
  Other liabilities                               37,199                                       21,726
                                           -------------                                -------------
   Total Noninterest Bearing Liabilities         845,395                                      669,114

Trust preferred securities                        60,343                                       51,287
Shareholders' equity                             232,512                                      178,637
                                           -------------                                -------------
 Total Liabilities and Shareholders'
 Equity                                    $   2,877,996                                $   2,382,121
                                           =============                                =============

Net Interest Income & Margin                              $     106,730           5.62%                $      90,965           5.74%
                                                          =============  =============                 =============  =============
Net Interest Income & Margin (tax
equivalent)                                               $     107,937           5.69%                $      92,165           5.82%
                                                          =============  =============                 =============  =============

The tax equivalent net interest margin excluding discontinued operations for the nine months ended September 30, 2002 and 2001 is 5.70% and 5.83%, respectively.

                                     -more-

Sterling Bancshares, Inc.

(Dollars in thousands)
Page 11

                                                                                Quarter Ended
                                              --------------------------------------------------------------------------------------
                                                          September 30, 2002                          September 30, 2001
                                              -----------------------------------------   ------------------------------------------
YIELD ANALYSIS                                   Average                                     Average
                                                 Balance        Interest        Yield        Balance        Interest        Yield
                                              -------------   ------------   ----------   -------------   ------------   ----------
Interest Earning Assets:
Interest bearing deposits in financial
institutions                                  $       1,722   $         27         6.22%          1,297   $         22         6.73%
Federal funds sold                                   14,398             60         1.65%         26,297            298         4.50%
Securities purchased under agreements
to resell                                             1,917             16         3.31%         60,591            866         5.67%
Trading Assets                                      112,743          1,229         4.32%         62,346          1,120         7.13%
Investment securities (taxable)                     249,288          3,488         5.55%        285,914          4,400         6.11%
Investment securities (tax-exempt)                   64,105            697         4.31%         75,359            814         4.29%
Loans held for sale (taxable)                       439,636          7,871         7.10%        177,610          3,400         7.59%
Loans held for investment (taxable)               1,844,976         32,967         7.09%      1,554,260         33,899         8.65%
Loans held for investment (tax-exempt)                5,048             74         5.82%          4,437             76         6.80%
                                              ----------------------------   ----------   -------------   ------------   ----------
  Total Interest Earning Assets                   2,733,833         46,429         6.74%      2,248,111         44,895         7.92%

Noninterest Earning Assets:
Cash and due from banks                              92,181                                      94,319
Premises and equipment, net                          55,999                                      55,631
Other assets                                        239,832                                     161,391
Allowance for credit losses                         (25,117)                                    (20,977)
                                              -------------                               -------------
  Total Noninterest Earning Assets                  362,895                                     290,364
                                              -------------                               -------------

  Total Assets                                $   3,096,728                                   2,538,475
                                              =============                               =============

Interest Bearing Liabilities:
Demand and savings deposits                   $     886,260   $      2,054         0.92%        820,334          4,473         2.16%
Certificates and other time deposits                619,151          4,088         2.62%        554,536          6,269         4.49%
Other borrowings                                    358,135          1,651         1.83%        183,164          1,794         3.89%
Note payable                                         20,716            202         3.87%          1,600             20         4.96%
                                              -------------   ------------   ----------   -------------   ------------   ----------
  Total Interest Bearing Liabilities              1,884,262          7,995         1.68%      1,559,634         12,556         3.19%

Noninterest Bearing Liabilities:
    Demand deposits                                 862,041                                     706,271
    Other liabilities                                41,523                                      25,118
                                              -------------                               -------------
      Total Noninterest Bearing Liabilities         903,564                                     731,389

Trust preferred securities                           65,938                                      57,500
Shareholders' equity                                242,964                                     189,952
                                              -------------                               -------------

  Total Liabilities and Shareholders'
  Equity                                      $   3,096,728                               $   2,538,475
                                              =============                               =============

Net Interest Income & Margin                                  $     38,434         5.58%                  $     32,339         5.71%
                                                              ============   ==========                   ============   ==========

Net Interest Income & Margin (tax
equivalent)                                                   $     38,816         5.63%                  $     32,744         5.78%
                                                              ============   ==========                   ============   ==========

The tax equivalent net interest margin excluding discontinued operations for the quarter ended September 30, 2002 and 2001 is 5.65% and 5.81%, respectively.

                                     -more-

Sterling Bancshares, Inc.
SEGMENT REPORTING
(Dollars in thousands, except for per share data)
Page 12

                                             Nine Months Ended September 30, 2002           Nine Months Ended September 30, 2001
                                        ---------------------------------------------  ---------------------------------------------
                                        Commercial   Mortgage  Discontinued            Commercial  Mortgage  Discontinued
                                          Banking     Banking   Operations  Combined    Banking     Banking   Operations   Combined
                                        ---------------------------------------------  ---------------------------------------------
EARNINGS SUMMARY
Interest income                          $128,359    $      -    $  1,743   $130,102   $ 130,545   $       -    $  1,155   $131,700
Interest expense                           23,032           -         340     23,372      40,332           -         403     40,735
                                        ---------------------------------------------  ---------------------------------------------
Net interest income                       105,327           -       1,403    106,730      90,213           -         752     90,965
Provision for loan losses                   9,150           -           -      9,150       8,592           -           -      8,592
Noninterest income                         20,444      45,541         859     66,844      16,593      29,172         619     46,384
Noninterest expense                        82,344      41,023         917    124,284      72,521      19,176         593     92,290
Conversion costs related to acquisition       973           -           -        973       2,224           -           -      2,224
                                        ---------------------------------------------  ---------------------------------------------
Earnings before income taxes               33,304       4,518       1,345     39,167      23,469       9,996         778     34,243
Provision for income taxes                 10,650       1,870         448     12,968       7,508       4,095         238     11,841
                                        ---------------------------------------------  ---------------------------------------------
Net earnings                             $ 22,654    $  2,648    $    897   $ 26,199   $  15,961   $   5,901    $    540   $ 22,402
                                        =============================================  =============================================

EFFICIENCY RATIO                            63.72%      90.08%        N/A      70.88%      66.18%      65.73%        N/A      66.22%
                                        =============================================  =============================================

                                             Nine Months Ended September 30, 2002           Nine Months Ended September 30, 2001
                                        ---------------------------------------------  ---------------------------------------------
                                        Commercial   Mortgage  Discontinued            Commercial  Mortgage  Discontinued
                                          Banking     Banking   Operations  Combined    Banking     Banking   Operations   Combined
                                        ---------------------------------------------  ---------------------------------------------
NONINTEREST INCOME
Customer service fees                    $ 11,662   $       -    $    716   $ 12,378   $  10,153   $       -    $    560   $ 10,713
Gain on sale of mortgage loans                  -      20,990           -     20,990           -      17,964           -     17,964
Mortgage origination income                     -      17,808           -     17,808           -       6,624           -      6,624
Other                                       8,782       6,743         143     15,668       6,440       4,584          59     11,083
                                        ---------------------------------------------  ---------------------------------------------
    Total                                $ 20,444   $  45,541    $    859   $ 66,844   $  16,593   $  29,172    $    619   $ 46,384
                                        =============================================  =============================================

NONINTEREST EXPENSE
Salaries and employee benefits           $ 46,096   $  20,223    $    585   $ 66,904   $  40,427   $  10,872    $    334   $ 51,633
Occupancy expense                          11,187       5,907         125     17,219       9,787       3,104         100     12,991
Technology                                  3,721         398          20      4,139       3,689         270           9      3,968
Supplies                                      982         977          18      1,977       1,136         323          25      1,484
Goodwill amortization                           -           -           -          -         639         208          26        873
Mortgage servicing rights amortization          -       7,983           -      7,983           -         445           -        445
Professional fees                           3,086         341          21      3,448       1,892         168           2      2,062
Minority interest expense                   4,117         662           -      4,779       3,390       1,475           -      4,865
Conversion costs related to acquisitions      973           -           -        973       2,224           -           -      2,224
Other                                      13,155       4,532         148     17,835      11,561       2,311          97     13,969
                                        ---------------------------------------------  ---------------------------------------------
    Total                                $ 83,317   $  41,023    $    917   $125,257   $  74,745   $  19,176    $    593   $ 94,514
                                        =============================================  =============================================

                                     -more-

Sterling Bancshares, Inc.
SEGMENT REPORTING
(Dollars in thousands, except for per share data)
Page 13

                                       Quarter Ended September 30, 2002                  Quarter Ended September 30, 2001
                               ------------------------------------------------  ------------------------------------------------
                                Commercial  Mortgage   Discontinued               Commercial  Mortgage   Discontinued
                                 Banking     Banking    Operations   Combined      Banking     Banking    Operations   Combined
                               ------------------------------------------------  ------------------------------------------------
EARNINGS SUMMARY
Interest income                 $  45,865   $       -    $     564   $  46,429    $  44,284   $       -    $     611   $  44,895
Interest expense                    7,887           -          108       7,995       12,386           -          170      12,556
                               ------------------------------------------------  ------------------------------------------------
Net interest income                37,978           -          456      38,434       31,898           -          441      32,339
Provision for loan losses           3,439           -            -       3,439        3,120           -            -       3,120
Noninterest income                  6,899      20,481          280      27,660        5,962       7,895          314      14,171
Noninterest expense                28,670      19,884          303      48,857       25,879       3,710          318      29,907
Conversion costs related to
  acquisition                         973           -            -         973        1,194           -            -       1,194
                               ------------------------------------------------  ------------------------------------------------
Earnings before income taxes       11,795         597          433      12,825        7,667       4,185          437      12,289
Provision for income taxes          3,890         273          144       4,307        2,568       1,714          134       4,416
                               ------------------------------------------------  ------------------------------------------------
Net earnings                    $   7,905   $     324    $     289   $   8,518    $   5,099   $   2,471    $     303   $   7,873
                               ================================================  ================================================

EFFICIENCY RATIO                    62.33%      97.09%         N/A       73.18%       66.38%      46.99%         N/A       63.37%
                               ================================================  ================================================

                                       Quarter Ended September 30, 2002                  Quarter Ended September 30, 2001
                               ------------------------------------------------  ------------------------------------------------
                                Commercial  Mortgage   Discontinued               Commercial  Mortgage   Discontinued
                                 Banking     Banking    Operations   Combined      Banking     Banking    Operations   Combined
                               ------------------------------------------------  ------------------------------------------------
NONINTEREST INCOME
Customer service fees           $   3,893   $       -    $     233   $   4,126    $   3,753   $       -    $     274   $   4,027
Gain on sale of mortgage loans          -       9,320            -       9,320            -       6,489            -       6,489
Mortgage origination income             -       8,802            -       8,802            -         526            -         526
Other                               3,006       2,359           47       5,412        2,209         880           40       3,129
                               ------------------------------------------------  ------------------------------------------------
      Total                     $   6,899   $  20,481    $     280   $  27,660    $   5,962   $   7,895    $     314   $  14,171
                               ================================================  ================================================

NONINTEREST EXPENSE
Salaries and employee benefits  $  15,945   $   8,448    $     198   $  24,591    $  14,333   $     687    $     167   $  15,187
Occupancy expense                   3,760       2,447           40       6,247        3,376       1,123           50       4,549
Technology                          1,303         277            6       1,586        1,209          82            5       1,296
Supplies                              348         398            4         750          451         115           16         582
Goodwill amortization                   -           -            -           -          296          71           13         380
Mortgage servicing rights
  amortization                          -       6,141            -       6,141            -         258            -         258
Professional fees                   1,239         159            4       1,402          651          86            -         737
Minority interest expense           1,462          81            -       1,543        1,329         617            -       1,946
Conversion costs related to
  acquisitions                        973           -            -         973        1,194           -            -       1,194
Other                               4,613       1,933           51       6,597        4,234         671           67       4,972
                               ------------------------------------------------  ------------------------------------------------
      Total                     $  29,643   $  19,884    $     303   $  49,830    $  27,073   $   3,710    $     318   $  31,101
                               ================================================  ================================================

                                     -more-

Sterling Bancshares, Inc.
RECONCILIATION OF OPERATING INCOME
(Dollars in thousands)
Page 14

------------------------------------------------------------------------------------------------------------------------------------
                                                       Quarter ended September 30,           Nine months ended September 30,
                                                          2002              2001      %         2002                 2001       %
------------------------------------------------------------------------------------------------------------------------------------
Net income                                                   $ 8,518       $ 7,873    8.2%        $ 26,199         $ 22,402    16.9%
   Plus:
    Conversion costs related to acquisitions                     973         1,194  -18.5%             973            2,224   -56.3%
      Tax benefit related to conversion costs                    341           428  -20.3%             341              778   -56.2%
                                                       -------------  ------------           -------------     ------------
       Net conversion costs related to acquisitions              632           766  -17.5%             632            1,446   -56.3%

    Additional provision related to acquisition                  150             -      -              150                -       -
      Tax benefit related to additional provision                 53             -      -               53                -       -
                                                       -------------  ------------           -------------     ------------
       Net additional provision related to acquisition            97             -      -               97                -       -

         Operating income                                    $ 9,247       $ 8,639    7.0%        $ 26,928         $ 23,848    12.9%
                                                       =============  ============           =============     ============

Operating earnings per share
   Diluted                                                   $  0.21       $  0.20    5.0%        $   0.60         $   0.56     7.1%
   Basic                                                     $  0.21       $  0.20    5.0%        $   0.61         $   0.57     7.0%

                                      ####